Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his/her capacity as an officer of FLYi, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:/s/ Kerry B. Skeen

Name: Kerry B. Skeen
Title: Chairman and Chief Executive Officer
Date: August 6, 2004

By:/s/ Richard J. Surratt

Name: Richard J. Surratt
Title: Executive Vice President, Treasurer, and Chief Financial Officer
Date: August 6, 2004